United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2009

Community Capital Corporation

(Exact name of registrant as specified in its charter)

South Carolina	0-18460	57-0866395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1402-C Highway 72, Greenwood, South Carolina	29649
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 941-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 14, 2009, the Registrant issued a press release announcing a rights offering. Pursuant to General Instruction F to the SEC’s Form 8-K, a copy of the press release is filed as Exhibit 99.1 hereto, and the press release is incorporated into this Item 8.01 by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Capital Corporation

Date: August 14, 2009	By:	/s/ R. WESLEY BREWER
R. Wesley Brewer
Chief Financial Officer, Executive Vice President, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 14, 2009.